EXHIBIT 31.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Bret W. Johnsen, Senior Vice President and Chief Financial Officer of Mindspeed Technologies, Inc., certify that:
     1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Mindspeed Technologies, Inc.; and
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Bret W. Johnsen
Bret W. Johnsen
Senior Vice President and Chief Financial Officer
Dated: January 26, 2011